Exhibit 99.1

Q4 FY2025 Earnings Call June 18, 2025

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company's use of forward-looking terminology such as "anticipate," "believe," "confident," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the economy generally, our ability to navigate the evolving operating environment and execute our business, strategic initiatives and priorities and growth potential, closing of acquisitions and integration of such acquisitions, future M&A and greenfields, inflation, mortgage and lending rates, capital structure, pricing (including but not limited to, fluctuations in commodity pricing), volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures, free cash flow, future financial performance and liquidity, the Company's cost reduction initiatives and results thereof, and the ability of the Company to grow stronger contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section in the Company's most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of June 18, 2025. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to June 18, 2025.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
2

Full Year Results Highlighted by Continued Platform Expansion, Cost Reductions and Strong Cash Flow

- Acquisitions helped drive slight growth in net sales for the year
- Completed three strategic acquisitions during FY25 including Yvon Building Supply, R.S. Elliott and Howard & Sons Building Materials
- Stubbornly high interest rates and general economic uncertainty negatively impacted the market sentiment to close out FY25
- Prices remained resilient in Wallboard, Ceilings and Complementary Products, while prices deteriorated in Steel Framing given the influence of other sectors on this product category
- Strong cash flow generation; Free Cash Flow[1] was 67% of Adj EBITDA[1] for full year FY25
- Leveraging previous investments in technology and efficiency optimization, we implemented $55 million of annualized cost reductions during FY25; Full quarterly run rate should be realized in Q1 FY26

Full Year FY 2025 Results[2]		
Net Sales	$5.5B	+ 0.6% per day
Gross Margin	31.2%	- 110 bps
Net Income	$115.5M	- 58.2%
Adj EBITDA[1]	$500.9M	- 18.6%
Cash Provided by Ops	$383.6M	- 11.5%
Free Cash Flow[1]	$336.1M	- 10.6%

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

[2]Comparisons are to FY2024

3

Resilient Pricing and Strong Cash Flow Generation Amid Challenging Market Conditions During Q4

- Solid results, better than forecasted, even as macroeconomic challenges continue
- Strong cash flow generation; Free Cash Flow[1] was 167% of Adj EBITDA[1] for Q4 FY25
- Volume improvement in Ceilings and Complementary Products
- Resilient or higher pricing in Wallboard, Ceilings and Complementary Products, while prices remained pressured in Steel Framing
- Minimal direct impact expected from tariffs, except possibly setting the floor for near-term Steel Framing prices
- Implemented $25 million of annualized cost reductions during Q4 FY25, bringing the total implemented during Fiscal Year 2025 to $55 million annualized

Q4 FY 2025 Results[2]		
Net Sales	$1.3B	- 4.1% per day
Gross Margin	31.2%	- 70 bps
Net Income	$26.1M	- 53.7%
Adj EBITDA[1]	$109.8M	- 25.1%
Cash Provided by Ops	$196.8M	- 3.7%
Free Cash Flow[1]	$183.4M	- 1.8%

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

[2]Comparisons are to Q4 FY2024

4

5 MULTI - FAMILY MARKET • Stable or rising rents in most markets • New starts numbers indicate improving optimism • Less uncertainty in the market could spur improvement • Hope to see year - over - year declines in multi - family volumes ending by early Calendar 2026 Becoming Leaner & More Efficient as End Markets Expected to Remain Soft in the Near Term SINGLE FAMILY MARKET • Soft market conditions continuing • Fundamental need for housing in both the U.S. and Canada • Stubbornly high mortgage rates and overall affordability concerns keeping buyers on the sidelines for now • Given recent share gains and some regional strength, we expect to outpace normal seasonal trends in the near term COMMERCIAL MARKET • Activity levels negatively impacted by high interest rates, the lack of available financing and general economic uncertainty • Education, healthcare and data centers continue to do well • Potential improvement in tenant improvement if back - to - the - office trends accelerate • Some recovery in our commercial business expected in the first half of Calendar 2026 if rates improve and more confidence in the direction of the economy

6 Sales Ahead of Forecast as Market Conditions Recovered Slightly from Q3 U.S. Per Day Residential Sales Q425 Net Sales $ 1.3 B Per Day Net Sales 2.1% U.S. Per Day Commercial Sales 10.1% 2.7% 4.1% per day • Ceilings continued to benefit from project mix and saw both volume and price expansion • Resilient pricing across Wallboard, Ceilings and Complementary Products U.S. Multi Family per day sales U.S. Single Family per day sales 4.5% 32.4% 6.0% Note: G iven the wide breadth of offerings and units of measure in Complementary Products, detailed segregated price vs volume report ing is not available at a consolidated level. Also, end market metrics are organic sales. 1 1

7 Cost Reduction Actions Help Offset General Cost Inflation 1 For a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix . 2 Comparisons are to Q4 FY24 $146.6 $109.8 10.4% 8.2% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% $0 $50 $100 $150 Fiscal Q4 2024 Fiscal Q4 2025 Adj. EBITDA Adj. EBITDA Margin ($ mm) Gross Margin Bridge SG&A % Bridge 1 1 - 1.1% - 0.2% +0.2% +0.2% +0.2% 31.9% 31.2% FY24 Q4 GM% Lower Volume-Based Incentives Steel Price/Cost Wallboard Price/Cost Complementary Price/Cost Ceilings Price/Cost FY25 Q4 GM% Q4 FY 2025 Results 2 - 53.7% $26.1M Net Income - 200 bps 2.0% Net Income Margin - 25.1% $109.8M Adj EBITDA 1 - 220 bps 8.2% Adj EBITDA Margin 1 - 0.1% - 0.1% - 0.7% 0.7% 0.4% 0.4% 0.4% 0.3% 22.3% 23.6% FY24 Q4 SG&A% General Operating Cost Inflation Reduced Absorption on Lower Volume Rent Expense Steel Price Deflation Accident Claim Activity Benefit from Acquisitions Wallboard Price Inflation Cost-out Actions FY25 Q4 SG&A%

Attractive Capital Structure Supports the Execution of Strategic Priorities

Q425 Cash Flow[1]

- Cash generated by operating activities was $196.8 million
- Free cash flow was $183.4 million

Substantial Liquidity[2]

- $55.6 million of cash on hand
- $631.3 million available under our revolving credit facility

Share Repurchases[2]

- Repurchased 349K shares for $26.4 million during Q425
- $192.0 million repurchase authorization remaining at April 30, 2025

Sequential Debt Reduction



Debt/Lease Payments 10%
Acquisitions 48%
Share Repurchases 30%
Capital Expenditures 12%
3-Year Historical Use of Cash[3]

For Fiscal Years 2023, 2024 and 2025



Recent Quarterly Reductions in Net Debt
$1,114
$1,327
$1,398
$1,351
$1,208
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25



LTM Net Debt / PF Adjusted EBITDA[4]
1.7x
2.1x
2.3x
2.4x
2.4x
04/30/2024
7/31/2024
10/31/2024
1/31/2025
4/30/2025



Debt[5] Maturity Schedule
$ in millions
$58
$53
$272
$37
$376
$477
FY26
FY27
FY28
FY29
FY30
Thereafter

1. For a reconciliation of free cash flow to cash provided or used by operating activities, the most directly comparable GAAP metric, see Appendix.
2. Balance sheet, capital structure and share repurchase authorization references are as of 4/30/2025.
3. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2023, 2024 and 2025.
4. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
5. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.

8

End Market & Product-Level Expectations

Product Category	Q1 FY26 YOY Per Day Volume Expectations		Q1 FY26 YOY Per Day Price/Mix Expectations
	Organic	Total (Incl. acquisitions)	
•Single-family:	Flat to up slightly		
•Multi-family:	Down 25% to 30%		
•Commercial:	Down low teens		
Total Wallboard:	**Down high single digits**	**Down mid to high single digits**	**Roughly flat**
Ceilings:		**Down low single digits**	**Up mid to high single digits**
Steel Framing:		**Down high single digits**	**Down low single digits**
Complementary Products:	**Sales down low single digits**		





GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
9

Consolidated Expectations

Metric for Q1 FY26	Q1 FY26 Expectation
Net Sales	Down low to mid single digits in total; Down mid to high single digits organically
Gross Margin	~ 31.2%
GAAP Net Income	$51 million to $53 million
Adjusted EBITDA[1]	$132 million to $137 million
Adjusted EBITDA Margin[1]	9.5% to 9.8% range

Metric for Full Year FY26	Full Year FY26 Expectation
Interest Expense	~ $73 million to $75 million
Capital Expenditures	~ $40 million to $45 million
Free Cash Flow[1]	~ 60% to 65% of FY26 Adj. EBITDA[1]
Tax Rate[2]	~ 27%



[1]For a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.
[2]Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts.

10

11 Appendix

Q4 Fiscal 2025 At a Glance

Comparisons are to Q4 FY24 unless noted otherwise

- **Net Sales of $1.3 billion, down 4.1% per day**

	Per Day Net Sales			Per Day Organic Sales
	Q4 FY25	Q4 FY24	Change	Change
Wallboard	$ 8.4	$ 9.2	-8.7%	-11.1%
Ceilings	$ 3.2	$ 3.0	8.1%	4.5%
Steel Framing	$ 3.0	$ 3.4	-12.8%	-16.6%
Complementary Products	$ 6.6	$ 6.5	1.4%	-5.8%
Total	$ 21.2	$ 22.1	-4.1%	-8.3%

- **Gross margin of 31.2%, flat with Q3 FY25 and down 70 bps YOY**
- **Net income of $26.1 million, compared to net income of $56.4 million**
- **Adjusted EBITDA[1] of $109.8 million, compared to $146.6 million**
- **Implemented an additional estimated $25 million in annualized cost reductions during Q4 FY25, bringing the total annualized run rate of reductions to $55 million implemented during Fiscal 2025**

Q4 FY25 Net Sales



Complementary Products 31%
Wallboard 40%
Steel Framing 14%
Ceilings 15%

- **Economic uncertainty, general affordability concerns and tight lending conditions continue to create soft end market demand**
- **Continued price resilience in Wallboard, Ceilings and Complementary Products, while Steel Framing prices were down sequentially and YOY**
- **Overall operating costs lower YOY, reflective of the Company's cost reductions actions**
- **Strong cash flow generation**

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix.

12

13 Continued Focus on the Execution of Our Strategy Strategic Pillars • Taking near - term actions to further align and rationalize our operations with today’s market realities • Solid balance sheet with no near - term maturities • Significant levels of free cash flow generation • Disciplined capital allocation strategy Plus,

Summary Quarterly Financials

(In millions) (Unaudited)	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25	4Q25	FY25
Wallboard Volume (MSF)	1,204	1,231	1,101	1,234	4,769	1,233	1,211	1,047	1,101	4,592
Wallboard Price ($ / '000 Sq. Ft.)	$ 475	$ 476	$ 473	$ 475	$ 475	$ 477	$ 481	$ 479	$ 478	$ 479
Wallboard	$ 571	$ 585	$ 521	$ 586	$ 2,263	$ 588	$ 582	$ 502	$ 527	$ 2,198
Ceilings	175	175	156	189	695	207	204	181	201	793
Steel framing	237	232	203	220	893	210	217	180	189	796
Complementary products	426	428	379	418	1,651	444	467	399	417	1,726
Net sales	1,410	1,421	1,258	1,413	5,502	1,448	1,471	1,261	1,334	5,514
Cost of sales	959	962	844	962	3,726	997	1,010	868	918	3,792
Gross profit	451	459	415	451	1,775	452	461	393	416	1,722
Gross margin	*32.0%*	*32.3%*	*33.0%*	*31.9%*	*32.3%*	*31.2%*	*31.4%*	*31.2%*	*31.2%*	*31.2%*
Operating expenses (income):										
Selling, general and administrative expenses	287	301	296	316	1,199	315	324	311	315	1,265
Depreciation and amortization	32	33	33	36	133	38	42	42	42	164
Impairment of goodwill	-	-	-	-	-	-	-	42	-	42
Gain on sale of business	-	-	-	-	-	-	-	(7)	-	(7)
Total operating expenses	319	334	328	351	1,332	353	366	388	357	1,464
Operating income	132	125	86	100	443	98	95	5	60	258
Other (expense) income:										
Interest expense	(19)	(19)	(19)	(19)	(75)	(22)	(24)	(23)	(20)	(89)
Write-off of discount and deferred financing costs	(1)	-	-	(1)	(2)	-	-	-	-	-
Other income, net	2	2	2	3	9	2	1	1	1	6
Total other expense, net	(18)	(17)	(17)	(17)	(69)	(20)	(22)	(22)	(19)	(83)
Income (loss) before taxes	114	108	69	83	375	78	72	(17)	41	174
Income tax expense	27	27	17	27	98	21	19	4	15	59
Net income (loss)	$ 87	$ 81	$ 52	$ 56	$ 276	$ 57	$ 54	$ (21)	$ 26	$ 115
Business Days	**64**	**65**	**62**	**64**	**255**	**64**	**65**	**62**	**63**	**254**
Net Sales by Business Day	$ 22.0	$ 21.9	$ 20.3	$ 22.1	$ 21.6	$ 22.6	$ 22.6	$ 20.3	$ 21.2	$ 21.7
Beginning Branch Count	304	305	308	311	304	316	325	331	322	316
Added (Reduced) Branches (A)	1	3	3	5	12	9	6	(9)	1	7
Ending Branch Count	**305**	**308**	**311**	**316**	**316**	**325**	**331**	**322**	**323**	**323**

Commentary

A. Net reduction in branches is a result of the divestiture of Leading Edge Insulation (LEI) and branch closures in the Northeast, offset by two additional Greenfield openings

Note: Totals above may not foot due to rounding

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

14

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25	4Q25	FY25
Net income (loss)	$ 86.8	$ 81.0	$ 51.9	$ 56.4	$ 276.1	$ 57.2	$ 53.5	$ (21.4)	$ 26.1	$ 115.5
Non-cash changes & other changes	(12.3)	48.2	27.5	81.1	144.5	(12.5)	64.7	59.8	107.3	219.2
Changes in primary working capital components:										
Trade accounts and notes receivable	(38.2)	(51.1)	92.1	(29.3)	(26.5)	(36.4)	(11.8)	149.0	(46.0)	54.8
Inventories	(1.4)	21.6	(20.3)	17.1	17.0	(20.6)	16.4	(9.4)	16.4	2.8
Accounts payable	(28.3)	18.4	(47.0)	79.0	22.2	(10.6)	(7.2)	(83.8)	93.0	(8.7)
Cash provided by (used in) operating activities	**6.6**	**118.1**	**104.3**	**204.2**	**433.2**	**(22.9)**	**115.6**	**94.1**	**196.8**	**383.6**
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)	(11.0)	(13.4)	(47.5)
Proceeds from sale of assets	1.0	0.7	0.2	0.7	2.7	1.2	1.1	13.6	1.4	17.3
Acquisitions of businesses, net of cash acquired	(39.0)	(17.0)	0.6	(320.8)	(376.2)	(118.5)	(88.8)	2.9	0.2	(204.1)
Other investing activities	-	-	-	-	-	-	(5.2)	-	-	(5.2)
Cash (used in) provided by investing activities	**(51.5)**	**(32.3)**	**(9.4)**	**(337.6)**	**(430.8)**	**(126.2)**	**(107.0)**	**5.5**	**(11.8)**	**(239.5)**
Cash (used in) provided by financing activities	**(39.1)**	**(89.7)**	**(83.9)**	**212.2**	**(0.4)**	**35.3**	**22.4**	**(123.6)**	**(189.3)**	**(255.2)**
Effect of exchange rates	0.7	(1.1)	0.8	(1.1)	(0.6)	0.9	(0.3)	(0.9)	0.8	0.6
Increase (decrease) in cash and cash equivalents	(83.3)	(4.9)	11.8	77.8	1.4	(113.0)	30.8	(24.9)	(3.4)	(110.5)
Balance, beginning of period	164.7	81.4	76.5	88.3	164.7	166.1	53.2	83.9	59.0	166.1
Balance, end of period	**$ 81.4**	**$ 76.5**	**$ 88.3**	**$ 166.1**	**$ 166.1**	**$ 53.2**	**$ 83.9**	**$ 59.0**	**$ 55.6**	**$ 55.6**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 3.2	$ 66.1	$ 24.4	$ 26.7	$ 120.4	$ 2.9	$ 43.1	$ 12.3	$ 4.9	$ 63.2
Cash paid for interest	$ 21.9	$ 13.5	$ 22.0	$ 13.5	$ 70.8	$ 26.7	$ 19.2	$ 26.6	$ 15.5	$ 88.0

	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25	4Q25	FY25
Cash provided by (used in) operating activities	$ 6.6	$ 118.1	$ 104.3	$ 204.2	$ 433.2	$ (22.9)	$ 115.6	$ 94.1	$ 196.8	$ 383.6
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)	(11.0)	(13.4)	(47.5)
Free cash flow [1]	**$ (6.9)**	**$ 102.1**	**$ 94.1**	**$ 186.7**	**$ 376.0**	**$ (31.9)**	**$ 101.5**	**$ 83.1**	**$ 183.4**	**$ 336.1**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

Note: Totals above may not foot due to rounding

15

16 Q4 2025 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY25 FY24 Reported Organic (1) Organic (1) 1,275.5$ 1,413.0$ Acquisitions 67.2 - Fx Impact (8.8) - Total Net Sales 1,333.8$ 1,413.0$ (5.6%) (9.7%) Wallboard 526.6$ 586.0$ (10.1%) (12.5%) Ceilings 201.0 188.9 6.4% 2.9% Steel Framing 189.2 220.5 (14.2%) (17.9%) Complementary Products 416.9 417.6 (0.2%) (7.3%) Total Net Sales 1,333.8$ 1,413.0$ (5.6%) (9.7%) Fiscal Q4 Variance

Quarterly Net Income (Loss) to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25	4Q25	FY25
Net Income (Loss)		$ 86,830	$ 80,957	$ 51,905	$ 56,387	$ 276,079	$ 57,248	$ 53,536	$ (21,409)	$ 26,094	$ 115,469
Add: Interest Expense		18,914	18,742	18,784	19,021	75,461	22,213	23,697	23,069	20,101	89,080
Add: Write off of debt discount and deferred financing fees		1,401	-	-	674	2,075	-	-	-	-	-
Less: Interest Income		(474)	(292)	(378)	(610)	(1,754)	(370)	(193)	(189)	(167)	(919)
Add: Income Tax Expense		26,734	27,205	17,468	26,680	98,087	20,946	18,890	4,177	14,813	58,826
Add: Depreciation Expense		16,327	16,963	17,276	18,640	69,206	19,228	20,529	21,271	21,979	83,007
Add: Amortization Expense		15,691	15,974	15,528	16,963	64,156	18,804	21,549	21,159	19,629	81,141
EBITDA		$ 165,423	$ 159,549	$ 120,583	$ 137,755	$ 583,310	$ 138,069	$ 138,008	$ 48,078	$ 102,449	$ 426,604
Adjustments											
Impairment of goodwill		-	-	-	-	-	-	-	42,454	-	42,454
Stock appreciation rights	(A)	1,218	401	1,789	1,983	5,391	243	397	691	965	2,296
Redeemable noncontrolling interests	(B)	480	184	461	302	1,427	422	693	34	111	1,260
Equity-based compensation	(C)	3,304	5,111	3,559	3,644	15,618	3,678	4,925	3,422	3,621	15,646
Severance and other permitted costs	(D)	406	882	1,033	307	2,628	956	6,460	2,282	2,153	11,851
Transaction costs (acquisition and other)	(E)	1,385	1,223	765	1,483	4,856	1,280	1,193	789	658	3,920
(Gain) loss on disposal of assets	(F)	(131)	(310)	(222)	(66)	(729)	858	(351)	(5,333)	(650)	(5,476)
Effects of fair value adjustments to inventory	(G)	302	140	8	1,183	1,633	375	106	3	1	485
Change in fair value of contingent consideration	(H)	-	-	-	-	-	-	793	621	468	1,882
Debt transaction costs	(I)	911	378	44	(13)	1,320	-	-	-	-	-
Total Adjustments		$ 7,875	$ 8,009	$ 7,437	$ 8,823	$ 32,144	$ 7,812	$ 14,216	$ 44,963	$ 7,327	$ 74,318
Adjusted EBITDA (as reported)		$ 173,298	$ 167,558	$ 128,020	$ 146,578	$ 615,454	$ 145,881	$ 152,224	$ 93,041	$ 109,776	$ 500,922
Net Sales		$1,409,600	$1,420,930	$1,258,348	$1,413,029	$5,501,907	$1,448,456	$1,470,776	$1,260,710	$1,333,796	$5,513,738
Adjusted EBITDA Margin		12.3%	11.8%	10.2%	10.4%	11.2%	10.1%	10.3%	7.4%	8.2%	9.1%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents the change in fair value of contingent consideration arrangements

I. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

17

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		2025	2024	2023	2022	2021
Net Income		$ 115,469	$ 276,079	$ 332,991	$ 273,442	$ 105,560
Add: Interest Expense		89,080	75,461	65,843	58,097	53,786
Add: Write off of debt discount and deferred financing fees		-	2,075	-	-	4,606
Less: Interest Income		(919)	(1,754)	(1,287)	(163)	(86)
Add: Income Tax Expense		58,826	98,087	114,512	91,377	31,534
Add: Depreciation Expense		83,007	69,206	61,177	55,437	50,480
Add: Amortization Expense		81,141	64,156	65,730	63,795	57,645
EBITDA		$ 426,604	$ 583,310	$ 638,966	$ 541,985	$ 303,525
Adjustments						
Impairment of goodwill		42,454	-	-	-	-
Stock appreciation rights	(A)	2,296	5,391	7,703	4,403	3,173
Redeemable noncontrolling interests	(B)	1,260	1,427	1,178	1,983	1,288
Equity-based compensation	(C)	15,646	15,618	13,217	10,968	8,442
Severance and other permitted costs	(D)	11,851	2,628	2,788	1,132	2,948
Transaction costs (acquisition and other)	(E)	3,920	4,856	1,961	3,545	1,068
(Gain) loss on disposal of assets	(F)	(5,476)	(729)	(1,413)	(913)	(1,011)
Effects of fair value adjustments to inventory	(G)	485	1,633	1,123	3,818	788
Change in fair value of contingent consideration	(H)	1,882	-	-	-	-
Gain on legal settlement		-	-	-	-	(1,382)
Debt transaction costs	(I)	-	1,320	173	-	532
Total Adjustments		$ 74,318	$ 32,144	$ 26,730	$ 24,936	$ 15,846
Adjusted EBITDA (as reported)		500,922	$ 615,454	$ 665,696	$ 566,921	$ 319,371
Contributions from acquisitions		6,983	24,213	9,535	21,348	4,948
Pro Forma Adjusted EBITDA	(J)	$ 507,905	$ 639,667	$ 675,231	$ 588,269	$ 324,319
Net Sales		$5,513,739	$5,501,907	$5,329,252	$4,634,875	$3,298,823
Adjusted EBITDA margin (as reported)		9.1%	11.2%	12.5%	12.2%	9.7%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of acquisition accounting adjustments to increase inventory to its estimated fair value

H. Represents the change in fair value of contingent consideration arrangements

I. Represents costs paid to third-party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

18

19 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Represents all non - cash amortization resulting from business combinations. To make the financial presentation more consistent with other public building products companies, beginning in the first quarter 2025 we are now including an adjustment for all non - cash amortization expense related to acquisitions, as opposed to non - cash amortization and depreciation for select acquisitions B. Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts ($ in 000s) 4Q25 4Q24 (Unaudited) Income before taxes 40,907$ 83,067$ EBITDA adjustments 7,327 8,823 Write-off of debt discount and deferred financing fees - 674 Amortization expense (A) 19,629 16,963 Adjusted pre-tax income 67,863 109,527 Adjusted income tax expense 17,644 27,929 Adjusted net income 50,219$ 81,598$ Effective tax rate (B) 26.0% 25.5% Weighted average shares outstanding: Basic 38,317 39,830 Diluted 38,813 40,539 Adjusted net income per share: Basic 1.31$ 2.05$ Diluted 1.29$ 2.01$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited)		1Q24	2Q24	3Q24	3Q24	FY2024	1Q25	2Q25	3Q25	4Q25	FY2025
($ in millions)											
SG&A - Reported		**$ 286.8**	**$ 300.9**	**$ 295.7**	**$ 315.5**	**$ 1,198.9**	**$ 315.2**	**$ 324.2**	**$ 310.8**	**$ 315.1**	**$ 1,265.3**
Adjustments											
Stock appreciation rights	(A)	(1.2)	(0.4)	(1.8)	(2.0)	(5.4)	(0.2)	(0.4)	(0.7)	(1.0)	(2.3)
Redeemable noncontrolling interests	(B)	(0.5)	(0.2)	(0.5)	(0.3)	(1.4)	(0.4)	(0.7)	(0.0)	(0.1)	(1.3)
Equity-based compensation	(C)	(3.3)	(5.1)	(3.6)	(3.6)	(15.6)	(3.7)	(4.9)	(3.4)	(3.6)	(15.6)
Severance and other permitted costs	(D)	(0.4)	(0.9)	(1.0)	(0.3)	(2.6)	(1.0)	(6.5)	(2.3)	(2.2)	(11.9)
Transaction costs (acquisition and other)	(E)	(1.4)	(1.2)	(0.8)	(1.5)	(4.9)	(1.3)	(1.2)	(0.8)	(0.7)	(3.9)
Gain (loss) on disposal of assets	(F)	0.1	0.3	0.2	0.1	0.7	(0.9)	0.4	(2.1)	0.7	(1.9)
Debt transaction costs	(G)	(0.9)	(0.4)	(0.0)	0.0	(1.3)	-	-	-	-	-
SG&A - Adjusted		**$ 279.2**	**$ 293.0**	**$ 288.3**	**$ 307.9**	**$ 1,168.4**	**$ 307.7**	**$ 310.9**	**$ 301.5**	**$ 308.2**	**$ 1,228.4**
Net Sales		**$ 1,409.6**	**$ 1,420.9**	**$ 1,258.3**	**$ 1,413.0**	**$ 5,501.9**	**$ 1,448.5**	**$ 1,470.8**	**$ 1,260.7**	**$ 1,333.8**	**$ 5,513.7**
Adjusted SG&A Margin		*19.8%*	*20.6%*	*22.9%*	*21.8%*	*21.2%*	*21.2%*	*21.1%*	*23.9%*	*23.1%*	*22.3%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents costs paid to third-party advisors related to debt refinancing activities

Note: Totals above may not foot due to rounding

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
20

21 Leverage Summary (1) Net of unamortized discount of $2.0mm, $1.9mm, $1.8mm, $1.7mm and $1.6mm as of April 30, 2024, July 31, 2024, October 31, 202 4, January 31, 2025 and April 30, 2025, respectively. (2) Net of deferred financing costs of $4.4mm, $4.3mm, $4.0mm, $3.8mm and $3.7mm as of April 30, 2024, July 31, 2024, October 31, 20 24, January 31, 2025 and April 30, 2025, respectively. (3) Net of deferred financing costs of $3.4mm, $3.2mm, $3.1mm, $2.9mm and $2.7mm as of April 30, 2024, July 31, 2024, October 31, 20 24, January 31, 2025 and April 30, 2025, respectively. (4) For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 4/30/24 7/31/24 10/31/24 1/31/25 4/30/25 LTM LTM LTM LTM LTM Cash and cash equivalents $166 $53 $84 $59 $56 ABL Facility $270 $359 $449 $373 $225 First Lien Term Loan 491 490 489 488 487 Senior Notes 347 347 347 347 347 Finance Lease Obligations 169 174 185 191 193 Installment Notes & Other 4 10 10 11 11 Total Debt $1,281 $1,380 $1,480 $1,410 $1,264 Total Net Debt $1,114 $1,327 $1,396 $1,351 $1,208 PF Adj. EBITDA $640 $623 $604 $554 $508 Total Debt / PF Adj. EBITDA 2.0x 2.2x 2.5x 2.5x 2.5x Net Debt / PF Adj. EBITDA 1.7x 2.1x 2.3x 2.4x 2.4x

22 Net Income to Adjusted EBITDA Outlook Reconciliation Q1 FY26 Net Income $51 - $53 Interest expense, net 18.7 - 19.4 Provision for income taxes 18.0 - 18.7 Depreciation and amortization expense 39.3 - 40.8 Other Adjustments 4.9 - 5.1 Adjusted EBITDA $132 - $137 $ in millions